Exhibit 99.2

REALTY GROWTH February 2021

2 CTO Realty Growth, Inc. FORWARD LOOKING STATEMENTS Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include:(1) the expected timing and likelihood of completion of the Company’s pending merger with the Company’s wholly owned subsidiary, CTO NEWCO REIT, Inc.(the “Merger”);(2) risks related to disruption of management’s attention from ongoing business operations due to the Merger and REIT conversion;(3) the Company’s ability to remain qualified as a REIT;(4) the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements;(5) general adverse economic and real estate conditions;(6) the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business;(7) the completion of 1031 exchange transactions;(8) the availability of investment properties that meet the Company’s investment goals and criteria;(9) the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and (10) an epidemic or pandemic (such as the outbreak and worldwide spread of the novel coronavirus (“COVID-19”)), and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the above-mentioned and/or other risks, and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period. For additional information regarding factors that may cause the Company’s actual results to differ materially from those set forth in the Company’s forward-looking statements, the Company refers you to the information contained under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and in the Company’s Definitive Proxy Statement on Schedule 14A dated October 19, 2020, each as filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. Investor Inquiries: Matthew M. Partridge Chief Financial Officer (386) 944-5643 mpartridge@ctorealtygrowth.com

3 CTO Realty Growth, Inc. CTO BY THE NUMBERS FIDELITY, ALBUQUERQUE, NM WELLS FARGO, RALEIGH, NC GENERAL DYNAMICS INFO TECH, RESTON, VA THE STRAND, JACKSONVILLE, FL As of February 17, 2021 or as otherwise noted; any differences a result of rounding. (1) Based on monthly Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the terms of its lease agreements in each respective month. (2) Calculated on 2,039,644 common shares and partnership units CTO owns in PINE and PINE’s February 17, 2021 closing stock price. (3) Calculated on 5,882,583 shares outstanding as of February 17, 2021. (4) Includes cash, cash equivalents, restricted cash and borrowing availability on the Company’s revolving credit facility. (5) As announced on February 16, 2021; yield based on CTO’s February 17, 2021 closing stock price. 10 2.5M $35M $39M $289M $286M $539M STATES SQUARE FEET IN-PLACE NET OPERATING INCOME INVESTMENT IN ALPINE INCOME PROPERTY TRUST(2) EQUITY MARKET CAP(3) OUTSTANDING DEBT TOTAL ENTERPRISE VALUE (Net of Cash)(4) Q4 2020 ANNUALIZED DIVIDEND(5) $4.00/share $42M ESTIMATED LAND JV VALUE (Undiscounted Book Value) 99% JANUARY RENT COLLECTION(1) 8.1% CURRENT ANNUALIZED DIVIDEND YIELD(5)

4 CTO Realty Growth, Inc. STRATEGIC FOCUS & EXECUTION ASHFORD LANE, ATLANTA, GA ASHFORD LANE, ATLANTA, GA ASHFORD LANE, ATLANTA, GA ✓ Provide an attractive and sustainable dividend Increased the Q4 2020 dividend by 150% to $1.00 per share and declared the same quarterly cash dividend in Q1 2021, which was the 45th consecutive year the company has paid a dividend(1) ✓ Sell land to monetize non-income producing assets Sold nearly two-thirds of the remaining land in the land joint venture in 2020, with total sales of $76 million since inception, reducing our JV partner capital account balance to $32.4 million ✓ Actively reposition the portfolio through non-core asset sales Sold 12 properties for $86.5 million in 20202 at a weighted-average exit cap rate of 5.2% and provided 2021 disposition guidance of $75 million - $125 million at targeted exit cap rates of 6.35% to 6.75% Reinvest proceeds utilizing a disciplined acquisition strategy Acquired four properties in 2020 for $185.1 million in our target markets of Phoenix, Atlanta, Tampa and Miami for a 7.8% weighted-average initial investment yield and provided 2021 acquisition guidance of $75 million - $125 million at targeted initial investment yields of 6.75% to 7.25% ✓ (1) As announced on February 16, 2021. ✓

5 CTO Realty Growth, Inc. INVESTMENT STRATEGY Miami Orlando Tampa Atlanta Jacksonville Nashville Charlotte Raleigh-Durham Northern Virginia Dallas Houston Austin Denver Boulder Salt Lake City Las Vegas Reno Phoenix Diversified asset investment strategy Markets that project to have above-average job and population growth States with favorable business climates Initial focus on value-add retail and office properties with strong real estate fundamentals Seek properties with leasing or repositioning upside or highly stable assets with an identifiable opportunity to drive long-term, outsized risk- adjusted returns CTO’s investment strategy is focused on generating outsized returns for our shareholders through a combination of asset-level value creation, acquiring at meaningful discounts to replacement cost, and sustainably growing organizational level cash flow Acquiring at meaningful discounts to replacement cost and below market rents

6 CTO Realty Growth, Inc. TENANT STRATEGY CTO’s tenant strategy is to align its investments with high-quality, sector leading tenants who support stable operating fundamentals and who promote community engagement Nearly 50% of Contractual Base Rent(1) comes from these high- quality tenants As of December 31, 2020 or as otherwise noted. (1) Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the terms of its lease agreements in each respective month.

7 CTO Realty Growth, Inc. PORTFOLIO AT A GLANCE 6 Number of Income Producing Properties CTO Target Market/State Non-Target State Where CTO Owns a Property 1 1 2 12 1 2 1 2 1 1 FL 34% AZ 14% GA 13% NC 9% NM 9% TX 9% VA 7% Other 5% 33% 65% 3% Office Retail Hotel 54% 47% Single-Tenant Multi-Tenant 10 2.5M $35M STATES SQUARE FEET IN-PLACE NOI As of December 31, 2020 or as otherwise noted. Portfolio diversity based on monthly Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the terms of its lease agreements in each respective month.

8 CTO Realty Growth, Inc. REPOSITIONING CASE STUDY ASHFORD LANE, ATLANTA, GA Acquired as Perimeter Place in 2020, with an opportunity to up-tier through lease-up and market repositioning ASHFORD LANE, ATLANTA, GA ASHFORD LANE, ATLANTA, GA ASHFORD LANE, ATLANTA, GA ▪ High barrier-to-entry location with new residential projects increasing density and 24-hour demand ▪ Near southeast corporate headquarters for UPS, State Farm, First Data, IHG & Mercedes Benz ▪ Daytime population over 126K in 3-mile radius and average household income of $125K

9 CTO Realty Growth, Inc. REPOSITIONING CASE STUDY ASHFORD LANE, ATLANTA, GA Ashford Lane is being repositioned as a higher-end shopping and dining destination within a growing and relatively affluent submarket of Atlanta ▪ Signed a new 17,000 square foot lease with a food hall operator who will open in mid-to-late-2021 ▪ Opportunity to deliver increased rental rates with higher-end tenants supported by new multi- family and office development ▪ Additional green space, outdoor seating and eating areas will support improved foot traffic and offer restaurant-focused amenities ▪ Community outreach and marketing campaigns will drive increased consumer engagement and brand awareness Ashford Lane will incorporate outdoor seating and eating areas, along with a number of new green spaces, including The Lawn, that will drive a more community-focused experience

10 CTO Realty Growth, Inc. ACQUISITION CASE STUDY SABAL PAVILION, TAMPA, FL ▪ Acquired below replacement cost with minimal expected capital expenditures ▪ High relative yield with a going-in cap rate of 8.4% and an attractive net recovery lease structure ▪ Single tenant office building in a desirable location and a growing Tampa, FL market ▪ Fixed rent escalations with potential upside through future lease extension or backfill; lease recently extended to 2026 SABAL PAVILION, TAMPA, FL SABAL PAVILION, TAMPA, FL Situated on 12 acres at the entrance to Sabal Park, one of Tampa's most widely-recognized master-planned business parks, Sabal Pavilion is a high-quality office building built by Highwoods Properties, Inc. has been 100% occupied by Ford Motor Credit since 2000 and serves as one of four regional business centers in the United States for the financing subsidiary.

11 CTO Realty Growth, Inc. ACQUISITION CASE STUDY WESTLAND GATEWAY, HIALEAH, FL ▪ Two layers of credit – Triple net master lease structure with strong underlying rent coverage from in-place leases, 70% of which comes from tenants with parent-level investment grade credit ratings(1) ▪ Acquired at a significant discount to replacement cost in consideration of providing the seller a repurchase option ▪ Recently renovated property with fixed rent escalations from the master lease ▪ Low vacancy submarket with high-density demographics and traffic counts of more than 57K VPD ▪ Master lease provides a minimum unlevered return of 9% to CTO if the repurchase option is exercised Westland Gateway is a four-tenant, approximately 108,000 square foot retail building that is master leased to a public company owner & developer, and is located in the highly desirable Miami submarket of Hialeah, FL. WESTLAND GATEWAY, HIALEAH, FL WESTLAND GATEWAY, HIALEAH, FL As of December 31, 2020 or as otherwise noted; any differences a result of rounding. (1) Reference is to a tenant or the parent of a tenant with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or National Association of Insurance Commissioners (NAIC), as applicable.

12 CTO Realty Growth, Inc. LAND JOINT VENTURE Land Joint Venture Summary of Terms ▪ Approximately 1,600 acres remaining in the Land Joint Venture ▪ Estimated market value of remaining land is $70 - $95 million ▪ JV Partner’s current capital account balance is approximately $32 million ▪ JV Partner is guaranteed a preferred return of < 13% ▪ CTO receives 90% of all proceeds once the JV Partner capital account is $0 and the preferred return is achieved ▪ Book value of CTO’s interest in the land JV before taxes is approximately $42 million As of December 31, 2020 or as otherwise noted. Largest Remaining Parcels to Sell 850 Acres - Industrial Park Estimated Value: $20M - $30M 32 Acres - Florida Hospital Estimated Value: $5M - $8M 177 Acres - Tomoka North Estimated Value: $25M - $35M 155 Acres - Tomoka Village Estimated Value: $7M - $10M

BALANCE SHEET AND VALUATION

Debt Maturities

($ in millions)


The Company's credit facility has a 1-year extension option to extend the maturity to May 2024
$35.2
$14.8
$150.0
$35.2
$14.8
$150.0
$23.3
$62.5
$30.0
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Fixed
Floating
Total Commitments

Balance Sheet Highlights:

- Including extension options, CTO only has 8% of debt maturing prior to May 2024
- CTO has minimal interest rate volatility with only 5% variable rate debt
- Approximately 19% of CTO's debt is secured; the remaining 81% is unsecured

Component of Long-Term Debt	Principal	Interest Rate	Maturity Date
Revolving Credit Facility (1)	$100.0 million	0.7325% + [1.35% – 1.95%]	May 2023
Revolving Credit Facility (2)	$50.0 million	0.2200% + [1.35% – 1.95%]	May 2023
Revolving Credit Facility	$14.8 million	30-day LIBOR + [1.35% – 1.95%]	May 2023
Mortgage Note Payable (3)	$23.2 million	3.17%	April 2021
Mortgage Note Payable	$30.0 million	4.33%	October 2034
2025 Convertible Senior Notes	$62.5 million	3.88%	April 2025
Total Debt / Weighted-Average Interest Rate	**$280.5 million**	**2.78%**	

As of December 31, 2020 or as otherwise noted; any differences a result of rounding.

(1) Effective March 31, 2020, the Company utilized an interest rate swap to achieve a fixed LIBOR rate of 0.7325% plus the applicable spread on $100 million of the outstanding balance on the revolving credit facility.

(2) Effective August 31, 2020, the Company utilized an interest rate swap to achieve a fixed LIBOR rate of 0.2200% plus the applicable spread on $50 million of the outstanding balance on the revolving credit facility.

(3) The mortgage note payable is subject to an interest rate swap to achieve a fixed interest rate of 3.17%.

CTO Realty Growth, Inc. 13

14 CTO Realty Growth, Inc. ASSET AND LIABILITY COMPONENTS Net Operating Income $35.4 $35.4 $35.4 $35.4 ÷ Capitalization Rate 6.5% 7.0% 7.5% 8.0% Income Portfolio Value $544.6 $505.7 $472.0 $442.5 Other Assets: + Estimated Value for Subsurface Interests, Wholly Owned Excess Land, Loan Portfolio, Mitigation Credits and Other Assets $15.5 $15.5 $15.5 $15.5 + Cash, Cash Equivalents & Restricted Cash 35.7 35.7 35.7 35.7 + Book Value of Land JV Interest(1) 42.0 42.0 42.0 42.0 + Value of Alpine Income Property Trust (PINE)(2) 38.6 38.6 38.6 38.6 + Value of PINE Management Agreement 7.0 7.0 7.0 7.0 Other Assets Value $138.8 $138.8 $138.8 $138.8 Total Implied Asset Value $683.4 $644.5 $610.8 $581.3 - Total Debt, Accounts Payable and Accrued and Other Liabilities(1) $290.0 $290.0 $290.0 $290.0 As of December 31, 2020 or as otherwise noted; any differences a result of rounding. (1) As of December 31, 2020, adjusted for subsequent draws on the Company’s unsecured credit facility through November 10, 2020. (2) Calculated on 2,039,644 common shares and partnership units CTO owns in PINE and PINE’s February 17, 2020 closing stock price.

15 CTO Realty Growth, Inc. 2021 GUIDANCE Full Year 2021 Guidance Ranges Acquisition of Income-Producing Assets $75.0 million – $125.0 million Target Investment Yield (Initial Yield – Unlevered) 6.50% – 7.25% Disposition of Income-Producing Assets $75.0 million – $125.0 million Target Disposition Yield 6.35% – 6.75% FFO per Diluted Share $3.80 – $4.10 AFFO per Diluted Share $3.90 – $4.20 CROSSROADS TOWNE CENTER, PHOENIX, AZ CROSSROADS TOWNE CENTER, PHOENIX, AZ CROSSROADS TOWNE CENTER, PHOENIX, AZ As of September 30, 2020 or as otherwise noted. (1) Includes the disposition of two properties subsequent to September 30, 2020, as previously referenced.

16 CTO Realty Growth, Inc. INCOME PROPERTY PORTFOLIO Tenant/Property Location Property Type Asset Type Square Feet % of CBR(1) Atlanta, GA Retail Multi-Tenant 269,695 13.3% The Strand Jacksonville, FL Retail Multi-Tenant 212,287 11.9% Albuquerque, NM Office Single Tenant 210,067 9.2% Crossroads Towne Center Phoenix, AZ Retail Multi-Tenant 197,797 9.1% 245 Riverside Jacksonville, FL Office Multi-Tenant 136,855 7.6% Raleigh, NC Office Single Tenant 450,393 7.3% Tampa, FL Office Single Tenant 120,500 4.5% Reston, VA Office Single Tenant 64,319 4.0% Falls Church, VA Retail Single Tenant 46,000 3.7% Westland Gateway Hialeah, FL Retail Single Tenant 108,029 3.5% Austin, TX Hospitality Single Tenant N/A(2) 2.5% Katy, TX Retail Single Tenant 131,644 2.4% As of December 31, 2020 or as otherwise noted; any differences a result of rounding. (1) Based on monthly Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the terms of its lease agreements in each respective month. (2) N/A because The Carpenter Hotel is a long-term ground lease.

17 CTO Realty Growth, Inc. INCOME PROPERTY PORTFOLIO Tenant/Property Location Property Type Asset Type Square Feet % of CBR(1) N. Richland Hills, TX Retail Single Tenant 70,891 2.2% Charlotte, NC Retail Single Tenant 45,089 1.9% Daytona Beach, FL Retail Single Tenant 6,264 1.8% Renton, WA Retail Single Tenant 16,280 1.5% Westcliff Fort Worth, TX Retail Multi-Tenant 136,185 1.4% Oceanside, NY Retail Single Tenant 15,500 1.2% Germantown, MD Retail Single Tenant 25,589 1.0% Phoenix, AZ Retail Single Tenant 34,512 1.0% Jacksonville, FL Retail Single Tenant 7,950 < 1.0% Clermont, FL Retail Single Tenant 13,650 < 1.0% Sarasota, FL Retail Single Tenant 18,120 < 1.0% Jacksonville, FL Retail Single Tenant 6,948 < 1.0% As of December 31, 2020 or as otherwise noted; any differences a result of rounding. (1) Based on monthly Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the terms of its lease agreements in each respective month.

18 CTO Realty Growth, Inc. INCOME PROPERTY PORTFOLIO Tenant/Property Location Property Type Asset Type Square Feet % of CBR(1) Daytona Beach, FL Retail Single Tenant 5,780 < 1.0% Phoenix, AZ Retail Multi-Tenant 8,000 < 1.0% Phoenix, AZ Retail Single Tenant 12,000 < 1.0% Phoenix, AZ Retail Single Tenant 6,527 < 1.0% Brandon, FL Retail Multi-Tenant 6,715 < 1.0% Phoenix, AZ Retail Single Tenant 8,000 < 1.0% Phoenix, AZ Retail Single Tenant 5,627 < 1.0% Phoenix, AZ Retail Single Tenant 4,500 < 1.0% Jacksonville, FL Retail Single Tenant 3,111 < 1.0% Phoenix, AZ Retail Single Tenant 4,500 < 1.0% Phoenix, AZ Retail Single Tenant 4,766 < 1.0% Phoenix, AZ Retail Single Tenant 2,260 < 1.0% As of December 31, 2020 or as otherwise noted; any differences a result of rounding. (1) Based on monthly Contractual Base Rent (“CBR”), which represents the amount owed to the Company under the current terms of its lease agreements (2) Outparcel to Crossroads Towne Center in Phoenix, AZ. (2) (2) (2) (2) (2) (2) (2) (2) (2)

19 CTO Realty Growth, Inc. REALTY GROWTH